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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 3, 2005


                        Eyetech Pharmaceuticals, Inc.
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              (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-50516                    13-4104684
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)           File Numbers)              Identification No.)



           3 Times Square, 12th Floor
                  New York, NY                                      10036
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    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100


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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 3, 2005, Eyetech Pharmaceuticals, Inc. ("Eyetech") agreed to extend the previously existing consulting agreement with Dr. Samir Patel, a member of the Board of Directors of Eyetech, under which Dr. Patel provided consulting services to Eyetech relating to Eyetech's development, clinical investigation and commercialization of Macugen(R) (pegaptanib sodium injection). Under the terms of the extension, Dr. Patel will receive payment for his working at least 40 hours per week from October 1, 2004 through December 31, 2004 at the rate of $18,750 per month.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 7, 2005           EYETECH PHARMACEUTICALS, INC.


                                 By:       /s/ Glenn P. Sblendorio
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                                 Name:  Glenn P. Sblendorio
                                 Title: Senior Vice President, Finance and
                                        Chief Financial Officer